UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 13, 2026
INSIGHT ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
_____________________________

Delaware		0-25092	86-0766246
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

2701 East Insight Way,
Chandler,	Arizona		85286
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code:
(480) 333-3000
Not Applicable
(Former name or former address, if changed since last report)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	NSIT	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Insight Enterprises, Inc. (“Insight” or the “Company”) was held on May 13, 2026. At the Annual Meeting, the stockholders of the Company approved the adoption of the Company’s Amended and Restated Certificate of Incorporation, which eliminates certain supermajority voting requirements and replaces them with a voting standard that requires the affirmative vote of a majority of the then-outstanding shares entitled to vote. The Board of Directors of the Company had previously approved the Amended and Restated Certificate of Incorporation, subject to stockholder approval.

The Amended and Restated Certificate of Incorporation became effective immediately upon the Company’s filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 14, 2026.

The foregoing description of the Amended and Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Repot on Form 8-K and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following proposals were considered:

a.The election of ten directors, whose terms expired at the 2026 Annual Meeting, to serve until the 2027 Annual Meeting of Stockholders;
b.An advisory vote to approve named executive officer compensation;
c.The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and
d.The amendment and restatement of our certificate of incorporation to eliminate supermajority voting requirements.

The final voting results for each proposal are provided below. For beneficial owners holding Insight common stock at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

Proposal 1

Ten directors were elected, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

Richard E. Allen –

For – 23,685,962, Against – 3,765,846, Abstentions – 10,339, Broker Non-Votes – 1,352,255

Bruce W. Armstrong –

For – 24,030,038, Against – 3,421,973, Abstentions – 10,136, Broker Non-Votes – 1,352,255

Jack Azagury –

For – 27,196,408, Against – 253,305, Abstentions – 12,434, Broker Non-Votes – 1,352,255

Linda M. Breard –

For – 24,184,488, Against – 3,268,019, Abstentions – 9,640, Broker Non-Votes – 1,352,255

Catherine Courage –

For – 26,987,461, Against – 327,019, Abstentions – 147,667, Broker Non-Votes – 1,352,255

Timothy A. Crown –

For – 26,848,970, Against – 603,587, Abstentions – 9,590, Broker Non-Votes – 1,352,255

Janet Foutty –

For – 24,154,285, Against – 3,160,249, Abstentions – 147,613, Broker Non-Votes – 1,352,255

Anthony A. Ibargüen –

For – 23,875,105, Against – 3,577,403, Abstentions – 9,639, Broker Non-Votes – 1,352,255

Thomas Reichert –

For – 27,129,858, Against – 322,509, Abstentions – 9,780, Broker Non-Votes – 1,352,255

Girish Rishi –

For – 27,129,969, Against – 184,541, Abstentions – 147,637, Broker Non-Votes – 1,352,255

Proposal 2

The stockholders voted, on an advisory basis, to approve the compensation of Insight’s named executive officers, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

For – 23,801,734, Against – 3,653,099, Abstentions – 7,314, Broker Non-Votes – 1,352,255

Proposal 3

The Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was ratified, and the aggregate votes cast for or against, as well as the abstentions, were as follows:

For – 28,246,985, Against – 557,602, Abstentions – 9,815

Proposal 4

The stockholders voted to approve the amendment and restatement of our certificate of incorporation to eliminate supermajority voting requirements, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

For – 27,445,713, Against – 11,558, Abstentions – 4,876, Broker Non-Votes – 1,352,255
Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Second Amended and Restated Certificate of Incorporation of Insight Enterprises, Inc.
.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

Date:	May 14, 2026	By:	/s/ Rachael A. Crump
Rachael A. Crump
Chief Accounting Officer